SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549




                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report:  May 11, 1998



                         THE KROGER CO.
     (Exact name of registrant as specified in its charter)


An Ohio Corporation              No. 1-303         31-0345740
(State or other jurisdiction   (Commission File  (IRS Employer
of incorporation)                   Number)         Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

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Item 5.        Other Events
--------       -------------
               On April 16, 1998, The Kroger Co. filed
               Registration Statement No. 333-50269 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, (hereinafter referred to as the "Registration Statement". The Registration Statement provides for the issuance of Securities in an aggregate amount of $800,000,000, and was declared effective on April 29, 1998. Pursuant to a Prospectus Supplement dated May 6, 1998, The Kroger Co. is issuing $200,000,000 of Debt Securities designated 7% Senior Notes due 2018.

               Filed as Exhibit 1.1 to the Registration
               Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. In connection with the issuance of the 7% Senior Notes due 2018, the Registrant has executed a Pricing Agreement dated May 6, 1998, among Registrant, Goldman, Sachs & Co., BNY Capital Markets, Inc., BT Alex. Brown Incorporated, BancAmerica Robertson Stephens, and Nesbitt Burns Securities Inc., the form of which is incorporated herein by reference as Exhibit 1.1 hereof.

               The form of indenture for the 7% Senior Notes due 2018 was filed as Exhibit 4.3 of the Registration Statement. The First Supplemental Indenture dated as of May 11, 1998, between the Company and Star Bank, National Association, as Trustee, supplements the Indenture dated as of May 1, 1998, between the Company and Star Bank, National Association, as Trustee, which originally was qualified as filed with the Registration Statement. The First Supplemental Indenture is attached hereto as Exhibit 4.3.

Item 7.        Financial Statements, Pro Forma Financial
-------        -----------------------------------------
               Information and Exhibits
               ------------------------
               (c)  Exhibits:

                    1.1  Pricing Agreement dated May 6, 1998,
                         among Registrant, Goldman, Sachs &
                         Co., BNY Capital Markets, Inc., BT
                         Alex. Brown Incorporated, BancAmerica
                         Robertson Stephens, and Nesbitt Burns
                         Securities Inc.

                    4.3  First Supplemental Indenture dated as
                         of May 11, 1998, between the Company
                         and Star Bank, National Association,
                         as Trustee, relating to the Company's
                         7% Senior Notes due 2018.

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                            SIGNATURE
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              THE KROGER CO.



May 11, 1998                  By:    (Paul Heldman)
                                      Paul Heldman
                                      Senior Vice President,
                                      Secretary and General
                                      Counsel

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                          EXHIBIT INDEX
                         --------------


Exhibit No.                             Exhibit
-----------                             --------

1.1 Pricing Agreement dated May 6, 1998, among Registrant, Goldman, Sachs & Co., BNY Capital Markets, Inc., BT Alex. Brown Incorporated, BancAmerica Robertson Stephens, and Nesbitt Burns Securities Inc.

4.3 First Supplemental Indenture dated as of May 11, 1998, between the Company and Star Bank, National Association, as Trustee, relating to the Company's 7% Senior Notes due 2018.
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